RISK MANAGEMENT POLICIES	12 Months Ended
Dec. 31, 2019
RISK MANAGEMENT POLICIES
RISK MANAGEMENT POLICIES

27.    RISK MANAGEMENT POLICIES

Financial risk factors

Credit risk

The Integral Risk Committee approves credit risk strategies and policies submitted in accordance with recommendations provided by the Integral Risk Corporate Department, the Credit Corporate Department and commercial sectors and in compliance with regulations set by the Argentine Central Bank. The credit strategy and policy is aimed at the development of commercial opportunities within the framework and conditions of the Group´s business plan, while keeping suitable caution levels in face of the risk.

Policies and procedures enable the definition of accurate aspects aimed at the deployment of the Group´s Strategy related to the administration of credit risk; among them, the Group´s criteria to grant loans, credit benefits and powers, types of products and the way in which the structure is organized, among other aspects. Likewise, the Group relies on an integral risk policy where aspects related to general key risk governance as well as specific manuals and procedures that include, among others, all relevant regulations issued by the Argentine Central Bank.

The entity´s credit risk management policies are applied to corporate and individuals. To such ends, a customer segmentation has been defined for corporate banking, retail banking and finance.

The Group is willing to carry out a strategy that enable it to address its contractual commitments, both under normal market conditions and adverse situations. Therefore, the Entity relies on scoring and rating models to estimate probability of default (PD) for the different client portfolios. As for risk appetite framework, the Group relies on cut-offs for each risk-based segment that express the maximum risk to be assumed in terms of probability of default.

In addition to PD parameters, the Group relies on estimates of exposure at default (EAD)  and loss given default (LGD) parameters with the purpose of estimating Group’s allowance for loan losses and the necessary economic capital to face unexpected losses that may arise due to credit risk.

The Group is aimed at keeping a diversified and atomized portfolio, in order to minimize risk concentration. To such ends, loan originationand client portfolio profiles are adjusted to each different circumstance.

Our debt securities portfolio is mainly composed of Securities issued by the BCRA that are highly liquid short-term instruments and a Government Security due in November 2020 (TN20), both without credit rating. The aforementioned instruments represents 91.3% and 74.1% of our total portfolio as of December 31, 2019 and 2018, respectively.

Credit Risk Measurement Models

The Entity relies on models aimed at estimating the distribution of potential credit losses in its credit portfolio, which depend on defaults by the counterparties (PD – Probability of Default), as well as the assumed exposure to such defaults (EAD –Exposure At Default) and the recoveries of each defaulted loan (LGD – Loss Given Default).

Based on the aforementioned, the Group has developed a Risk-Adjusted Return on Capital (RAROC) model.

Allowances for loan losses calculation

Allowances for loan losses calculation is based on models that analyzes the Group’s own portfolio information to estimate, in global terms, the average value of the loss distribution function over an annual term (expected credit loss).  The expected credit loss is determined based on PD, EAD, and LGD loss factors.

Economic Capital Calculation

The economic capital for credit risk is the difference between the portfolio’s value at risk (according to the confidence level for individuals of 99.9% and for companies of 99%) and the expected credit losses.

The Group relies on economic capital models for credit risk (one for individuals and another for companies). Such quantitative models include the exacerbation of capital by concentration risk and Securitization Risk. In the economic capital calculation models a one year holding period is used, except from factoring exposures where a six month holding period is used.

Counterparty Risk Management

The Group relies on a Counterparty’s Risk Map approved by the Credit Committee where the following limits are defined for each counterparty according to the Group’s risk appetite: credit exposure and settlement limits, foreign exchange settlement risk, securities settlement risk and Repo transactions settlement risk, among other.

Regarding the economic capital for the counterparty’s risk, it is included in the Economic Capital Quantitative Model for Credit Risk.

Impairment of Financial Instruments

The Group tests for impairment the financial assets measured at amortized cost, debt instruments measured at fair value through other comprehensive income, finance lease and financial guarantee contracts and loan commitments granted that are not measured at fair value.

As a rule, the expected credit loss is estimated as the difference between the contractual cash flows to be recovered and the expected cash flows discounted using the original effective interest rate. In the case of purchased or originated credit-impaired assets, this difference is discounted using the effective interest rate adjusted by credit rating.

The movements in the allowance for loan losses as of December 31, 2019 are detailed in note 26.

Write-Off

The Group reduce the gross carrying amount of a financial asset when it has no reasonable expectations of recovering a financial asset in its entirety of a portion thereof. A write-off constitues a derecognition event.

Maximum Credit Risk Exposure

Financial Instruments to which the impairment requirements in IFRS 9 are applied

	December 31, 2019
	ECL Staging
	Stage 1	Stage 2	Stage 3
Loan Type	12-month ECL	Lifetime ECL	Lifetime ECL	Total
Promissory Notes	8,009,641	220,628	284,448	8,514,717
Unsecured Corporate Loans	9,974,477	363,545	768,167	11,106,189
Overdrafts	27,183,947	441,780	1,168,592	28,794,319
Mortgage Loans	6,030,357	1,139,227	747,436	7,917,020
Automobile and other secured loans	799,642	260,651	159,643	1,219,936
Personal Loans	32,587,196	4,932,804	1,154,309	38,674,309
Retail	13,070,026	807,506	435,054	14,312,586
Consumer Finance	19,517,170	4,125,298	719,255	24,361,723
Credit Card Loans	31,059,187	911,868	545,659	32,516,714
Retail	26,906,451	772,705	272,095	27,951,251
Consumer Finance	4,152,736	139,163	273,564	4,565,463
Foreign Trade Loans	16,198,790	615,514	1,336,442	18,150,746
Other Financings	7,870,468	116,204	76,335	8,063,007
Other Receivables from Financial Transactions	1,844,597	16,506	45,940	1,907,043
Receivables from Financial Leases	2,818,321	184,319	184,049	3,186,689
Total	144,376,623	9,203,046	6,471,020	160,050,689

	December 31, 2018
	ECL Staging
	Stage 1	Stage 2	Stage 3
Loan Type	12-month ECL	Lifetime ECL	Lifetime ECL	Total
Promissory Notes	11,040,711	728,667	372,861	12,142,239
Unsecured Corporate Loans	9,566,109	2,115,731	277,614	11,959,454
Overdrafts	46,873,802	2,092,931	187,576	49,154,309
Mortgage Loans	8,362,500	216,941	14,937	8,594,378
Automobile and other secured loans	1,945,197	163,433	279,678	2,388,308
Personal Loans	24,712,372	3,388,933	2,630,600	30,731,905
Retail	20,024,331	1,359,665	506,605	21,890,601
Consumer Finance	4,688,041	2,029,268	2,123,995	8,841,304
Credit Card Loans	30,883,372	1,388,599	853,883	33,125,854
Retail	23,665,677	897,518	331,160	24,894,355
Consumer Finance	7,217,695	491,081	522,723	8,231,499
Foreign Trade Loans	18,771,655	854,199	1,561,733	21,187,587
Other Financings	14,841,096	1,389,182	177,773	16,408,051
Other Receivables from Financial Transactions	2,039,403	18,592	32,754	2,090,749
Receivables from Financial Leases	4,942,687	265,382	129,096	5,337,165
Total	173,978,904	12,622,590	6,518,505	193,119,999

Financial Instruments to which the impairment requirements in IFRS 9 are not applied

The carrying amount of all financial instruments not subject to impairment is the corresponding fair value at the reporting date, as it best represents the maximum exposure to credit risk.

Market risk

Group defines Market Risk as the risk resulting from deviations in the trading portfolio value as a result of market fluctuations during the period required for the settlement of portfolio positions.

The Risk Department’s measurement, control and follow-up perimeter covers those operations where certain loss risk in the Group ´s shareholders equity value is assumed, as a result of changes in market factors. Such risk results from the variation in risk factors under evaluation (interest rate, exchange rate, market price of equity instruments and options), as well as liquidity risk in the different products and markets where the Group operates.

According to its business strategy, Banco Supervielle is the component of the Group with the greatest exposure to this risk. On the other hand, Cordial Compañía Financiera has a minimum exposure to market risk and associated with liquidity management purposes. That is why market risk controls present a greater level of detail and emphasis on Banco Supervielle’s trading portfolio.

With the purpose of measuring the risk of positions homogeneously and therefore, setting a limit and threshold structure to support management and control schemes, Banco Supervielle uses the VaR model (Value at Risk), which defines the maximum expected loss to be recorded in a financial asset portfolio in normal market conditions, within a certain period of time and at a pre-established confidence level. Indicators obtained from this enable the Group to identify a potential market risk and take preventive measures.

Market risk management is focused on the trading portfolio managed by the Trading desk, although there is also a broader control including managed positions with liquidity management objectives. For this reason, in terms of the broader trading portfolio, the controls are limited to the exposure to the assumed risk, measured using the VaR methodology, in relation to the regulatory capital (RC).

During 2019 it was approved the set up of a VaR limit for assets groups, in order to limit the risk the Entity could assume in each group considered in isolation.

The objective is to incorporate an element of alert to credit events or break in the correlations between groups of assets, events that may escape the consideration of a diversified VaR. Another important event of the year was the modification of the methodology used for the execution of market risk stress tests, both for Banco Supervielle’s total trading portfolio and for the portfolios managed by its Trading Desk and by Cordial Financial Company. The new methodology implies the selection of one or more historical events characterized by stress situations that could increase the assumed market risk. From there, the variances and covariances matrix of these historical moments are incorporated into the evaluation of current trading portfolios.

On the other hand, the controls over the trading desk are more exhaustive.

Approved strategies and policies are reflected in what is known internally as a unified risk map, where detailed operations enabled by the Money Table can be explained in detail. In the same document the entire framework of controls that translate the risk appetite with which the Entity is willing to operate is exposed. In this way, limitations are established on the open position in certain financial instruments, VaR limit on the diversified portfolio, maximum allowable loss amount before executing the stop loss policy and conditions that could lead to the execution of a stop strategy gain The entire control scheme is complemented by action plans that must be implemented once a violation occurs within the limits established therein.

Approved strategies and policies are included in the Risk Map document, which establishes authorized transactions to be carried out by the trading desk and the authorized officers. Such document specifies the maximum term of transactions, maximum amounts of position per product and maximum loss amounts involved (“stop loss”).

The exposure to the Group’s exchange rate risk at the end of the year by currency type is detailed below:

	Balances as of 12/31/2019				Balances as of 12/31/2018
	Monetary	Monetary			Monetary	Monetary
	Financial	Financial		Net	Financial	Financial		Net
Currency	Assets	Liabilities	Derivatives	Position	Assets	Liabilities	Derivatives	Position
US Dollar	37,455,139	36,825,985	—	629,154	63,782,427	62,036,482	20,621	1,766,566
Euro	593,090	575,147	—	17,943	713,445	730,092	—	(16,647)
Others	146,439	3,693	—	142,746	176,170	5,135	—	171,035
Total	38,194,668	37,404,825	—	789,843	64,672,042	62,771,709	20,621	1,920,954

Financial assets and liabilities are presented net of derivatives, which are disclosed separately. Derivative balances are shown at their Fair Value at the closing price of the respective currency.

The table above includes only Monetary Assets and Liabilities, since investments in equity instruments and non-monetary instruments does not generate foreign exchange risk exposure.

A sensitivity analysis was performed considering reasonably possible changes in foreign exchange rates in relation to the Group’s functional currency. The percentage of variation used in this analysis is the same the Group used in its Business Plan and Projections.

		12/31/2019			12/31/2018
Currency	Variation	P/L	Equity	Variation	P/L	Equity
US Dollar	31.9%	200,700	200,700	29%	518,252	518,252
	(31.9)%	(200,700)	(200,700)	(29)%	(518,252)	(518,252)
Euro	31.9%	5,724	5,724	29%	(4,884)	(4,884)
	(31.9)%	(5,724)	(5,724)	(29)%	4,884	4,884
Other	31.9%	45,536	45,536	29%	50,176	50,176
	(31.9)%	(45,536)	(45,536)	(29)%	(50,176)	(50,176)
Total	31.9%	251,960	251,960	29%	563,543	563,543
	(31.9)%	(251,960)	(251,960)	(29)%	(563,543)	(563,543)

Sensitivity Analysis

It is important to note that within the daily report provided to the trading desk for the monitoring of the exposure to assumed risk, the Financial Risk Management makes a comparison between the profitability obtained and the implicit risk for each asset. When using a diversified VaR methodology, it is important to provide information related to the contribution that each asset in the portfolio makes to the aggregate VaR measurement, and fundamentally if this asset generates risk diversification or not. That is why, within the variables included in the daily report, the VaR component of each asset is included, thus allowing a sensitivity analysis on the impact of each asset on the total risk.

With the aim of improving the assumed risk analysis through the use of alternative measurement metrics, the Group recognizes the change in market conditions on exposure to risk through an adjustment to the volatilities used in the VaR calculation. According to the methodology used, the returns of assets registered in more recent dates have a greater incidence in the calculation of volatilities. In parallel, the Entity performs a measurement and monitoring of the assumed risk through the application of an expected shortfall methodology, analyzing the universe of unexpected losses located in the distribution queue beyond the critical point indicated by VaR.

Economic capital calculation

Banco Supervielle adopts the diversified Parametric VaR methodology for the calculation of market risk economic capital, both at a consolidated and individual level. It should be noted that in the case of Cordial Compañía Financiera, according to the provisions established by the Argentine Central Bank, its Board of Directors has chosen to quantify its needs for economic capital by applying a simplified methodology. According to this methodology, the aggregate economic capital arises from the following expression:

EC = (1,05 x MC) + max [0; ΔEVE – 15 % x bS)]

Where, EC: economic capital according to profile’s risk (ICAAP).

MC: Minimum capital requirement in accordance with Argentine Central Bank regulations.

ΔEVE (Economic Value): measure of interest rate risk calculated according to the Standardized Framework

bS (Basic Shareholders’ equity) : Tier 1 capital.

Interest Rate Risk

Interest Rate Risk is the risk derived from the likelihood that changes in the Group’s financial condition occur as a result of market interest rate fluctuations, having effect on its financial income and economic value. The following are such risk factors:

•	Different terms maturity and interest rate re-adjustment dates for assets, liabilities and off balance sheet items.
•	Forecast, evolution and volatility of local interest rates and foreign interest rates.
•	The basis risk that results from the unsuitable correlation in the adjustment of assets and liabilities interest rates for instruments that contain similar revaluation features;
•	Embeded options in certain assets, liabilities and off balance sheet items of the Group.

The Group’s interest rate risk management model, includes the analysis of interest rates gaps. Such analysis enables the basic explanation of the financial statement structure as well as the detection of interest rate risk concentration along the different terms.

The interest rate risk management is aimed at keeping the Group’s exposure within those levels of risk appetite profile validated by the Board upon changes in the market interest rates.

To such ends, the interest rate risk management relies on the monitoring of two metrics:

•

MVE – VaR Approach: measures the difference between the economic values estimated given the interest rate market curve and said value estimated given the interest rate curve resulting from the simulation of different stress scenarios. The Group uses this approach to calculate the economic capital for this risk.

•	NIM – EaR Approach: measures changes in expected accruals over a certain period of time (12 months) upon an interest rate curve shift resulting from a different stress situation simulation practices.

During 2018, with the publication of Communication "A" 6397, the Argentine Central Bank presented the applicable guidelines for the treatment of interest rate risk in the investment portfolio. The regulation makes a distinction between the impact of fluctuations in interest rate levels on the underlying value of the entity’s assets, liabilities and off-balance sheet items (economic value or MVE), and the alterations that such movements in the interest rate may have on sensitive income and expenses, affecting net interest income (NII). This same criterion had already been adopted by Banco Supervielle, so that the new regulations implied a readaptation of the management model to the suggested measurement methodology, maintaining some criteria and incorporating others.

As established by the regulator, both Banco Supervielle and Cordial Compañia Financiera must use the Standardized Framework described in point 5.4. of the Communication "A" 6397 for the measurement of the impact on the economic value of the entities (ΔEVE) of six proposed disturbance scenarios. These scenarios include parallel movements in the curves of market interest rates upwards or downwards, flattening or steepening of the slope of these curves, as well as an increase or decrease in short-term interest rates. A base curve of market interest rates is considered for each of the significant currencies in the financial statement of each entity. According to the applicable regulation, Banco Supervielle has to use an internal measurement system (SIM) for measurement based on results (ΔNIM). This requirement is not applicable to Cordial Compañía Financiera. It is important to highlight that Banco Supervielle, which has not been qualified by the Argentine Central Bank as having a local systemic importance (D-SIB), is not legally bound to have its own internal measurement system (SIM) for the measurement based on economic value (ΔEVE).

Beyond the regulatory provisions, it is important to note that both Banco Supervielle and Cordial Comapñia Financiera have been working with internal measurement systems (SIM) to measure the impact of rate fluctuations, both on economic value (ΔEVE) and on results (ΔNIM). The development of these systems included the definition of assumptions for the determination of the maturity flow of different lines of assets and liabilities without defined maturity or with implicit or explicit options of behavior.

It is important to point out that, unlike what is established in the Standardized Framework provided by the regulator for measuring the impact of fluctuations in market rates on economic value, the internal measurement systems used by the Group consider assets and liabilities with Units of Purchasing Power (UVA) adjustment as susceptible to interest rate risk, so that the UVA variable is incorporated as an additional risk factor, as well as the asset and funding rates in pesos and dollars.

Economic Capital Calculation

As a first step to calculate economic capital, Banco Supervielle calculates its exposure to interest rate risk from the MVE-EaR (economic value) approach of its internal measurement system (SIM), using a holding period of three months (90 days) and a confidence level of 99%. This quantitative model includes the exacerbation of capital by securitization risk. The result obtained is compared with the worst result of the alterations proposed in the six scenarios proposed by the Standardized Framework, with the resulting economic capital being the worst of both measurements (SIM and Standardized Framework).

In the case of Cordial Compañía Financiera, as mentioned above, the Entity’s Board of Directors has chosen to quantify its needs for economic capital by applying a simplified methodology. With regard to interest rate risk, the Group measures the impact of fluctuations in market interest rates on the economic value based on the application of the Standardized Framework. In the event that the worst EVE of the six scenarios proposed by the regulation exceeds 15% of the basic net worth (capital level one) of the Entity, the sum of the economic capital calculated according to the simplified methodology would be increased by said excess.

The exposure to interest rate risk is detailed in the table below. It presents the residual values of the assets and liabilities, categorized by date of renegotiation of interest or expiration date, the lowest.

	Term in days
Assets and Liabilities	Up to 30	From 30 to 90	from 90 to 180	from 180 to 365	More than 365	Total
To 12/31/2019
Total Financial Assets	42,175,254	15,004,746	11,454,731	12,255,255	50,684,393	131,574,379
Total Financial Liabilities	50,567,576	13,421,108	5,116,494	6,674,589	44,708,852	120,488,619
Net Amount	(8,392,322)	1,583,638	6,338,237	5,580,666	5,975,541	11,085,760

	Term in days
Assets and Liabilities	Up to 30	From 30 to 90	from 90 to 180	from 180 to 365	More than 365	Total
To 12/31/2018
Total Financial Assets	83,738,836	20,431,857	17,987,509	14,342,770	71,590,305	208,091,277
Total Financial Liabilities	115,241,413	32,447,944	2,305,325	2,307,951	38,522,658	190,825,291
Net Amount	(31,502,577)	(12,016,087)	15,682,184	12,034,819	33,067,647	17,265,986

The table below shows the sensitivity to a reasonably possible additional variation in interest rates for the next year, taking into account the composition as of December 31, 2019. Variations in rates were determined considering the scenarios set by Communication "A" 6397 for the calculation of the Interest Rate Risk in the Investment Portfolio.

		Increase / (decrease)
	Additional variation in	in the income
	the interest rate	statement
Decrease in the interest rate	4% ARS; 2% USD	(357,394)
Increase in the interest rate	4% ARS; 2% USD	260,313

If the market interest rates for instruments denominated in pesos decreased by 4 percentage points and for those nominated in dollars, they would fall by 2 percentage points, the annual net loss of income tax would be 357,394. On the contrary, if the interest rates increased in equal measure, 260,313 would be earned.

Liquidity Risk

The Group defines Liquidity Risk as the risk of assuming additional financing expenses upon unexpected liquidity needs. Such risk results from the difference of sizes and maturities between the Group’s assets and liabilities. Such risks involve the following:

•	Funding Liquidity Risk means the risk that results when it is difficult to obtain funds at normal market cost when needed, based on the market’s perception of the Group.
•	Market Liquidity Risk means the risk resulting from the Group’s incapacity to offset an asset position at market price, as a consequence of the following two key factors:
•	Assets are not liquid enough,
•	Changes in the markets where those assets are traded.

Liquidity and concentration indicators of funding sources are used to determine the tolerance to this risk, starting from the most restrictive definitions to the most comprehensive ones.

The following are the main core metrics used for the liquidity risk management:

•

LCR (Liquidity Coverage Ratio): measures the relation between high quality liquid assets and total net cash outflows over a 30‑day period. The Group estimates this indicator on a daily basis, having met the minimum forecasted value in 2017.

•

Net Stable Funding Ratio (NSFR): measures the ability of the Group to fund its activities with sufficiently stable sources to mitigate the risk of future stress situations arising from its funding. The Group calculates this indicator on a daily basis, having complied with the minimum value required by the regulator and that that established internally based on its risk appetite.

•	Coverage of Remunerated Accounts and Pre-Payable Term Deposits this indicator is aimed to reduce funding dependence of unstable sources in non-liquid scenarios.

In addition, the Assets and Liabilities Committee performs a daily monitoring of some follow-up metrics . Such indicators are used to analyze the main components of LCR while assessing the Group’s liquidity condition and warning upon trend changes that may affect the guidelines set by the risk appetite policy. Additionally, within these monitoring indicators, Committee assess for the availability of liquid assets to respond to an eventual withdrawal of more volatile deposits, such us remunerated sight accounts and deposits of the public sector in foreign currency.

Finally, suitable controls over intraday liquidity and the compliance of minimum cash regulations are established. With regard to intraday liquidity, the Financial Risk Management performs a historical monitoring of the intraday liquidity available at the beginning of each day, the amount of sensitive payments over time with a time segmentation according to the time of the day on which they are concentrated andalso calculates different ratios considering liquid assets available with gross payments or payments that are sensitive over time. From the analysis of this information, it was defined that the starting balance of the current account of Banco Supervielle in the Argentine Central Bank can never be lower than the average of sensitive payments in the time recorded in the immediately previous month, setting an alert when it is below 10% of that value.

Liquidity risk management consist in a strict daily follow-up of liquidity coverage ratio (LCR), ensuring a suitable forecast of funding and free-availability liquid assets needs with the purpose of maintaining LCR within levels set by the risk appetite policy. As from 2018, the follow-up on the net stable funding ration (NSFR) is included in accordance with provisions set by the Argentine Central Bank and Basle III criteria guidelines.

Below is an analysis of the assets and liabilities maturities, determined based on the remaining period as of December 31, 2019 and 2018 until the contractual maturity date, based on cash flows not discounted:

	Less than	From 1 to	From 6 to	From 1 to	More than
As of 12/31/2019	1 month	6 months	12 months	5 years	5 years	Total
Assets	71,187,751	47,432,628	28,940,376	87,483,052	33,914,944	268,958,751
Loans and other financings	71,187,751	47,432,628	28,940,376	87,483,052	33,914,944	268,958,751
Liabilities	92,522,913	12,105,324	10,051,246	4,112,193	3,371,710	122,163,386
Deposits	79,694,146	7,578,111	4,996,317	2,245	—	92,270,819
Liabilities at fair value through profit or loss	189,554	—	—	—	—	189,554
Derivatives	319,817	—	—	—	—	319,817
Other financial liabilities	4,918,670	408,985	556,549	946,443	533,279	7,363,926
Financing received from the Argentine Central Bank and other financial institutions	7,400,726	966,831	202,593	355,116	912,434	9,837,700
Unsubordinated negotiable Obligations	—	3,074,692	2,871,655	1,946,204	1,925,997	9,818,548
Subordinated negotiable obligations	—	76,705	1,424,132	862,185	—	2,363,022

	Less than	From 1 to	From 6 to	From 1 to	More than
As of 12/31/2018	1 month	6 months	12 months	5 years	5 years	Total
Assets	60,838,057	61,629,897	27,010,721	66,650,566	4,649,995	220,779,236
Loans and other financings	60,838,057	61,629,897	27,010,721	66,650,566	4,649,995	220,779,236
Liabilities	137,317,043	29,386,623	5,359,150	7,627,122	23,185,768	202,875,706
Deposits	130,152,328	17,095,079	1,665,000	202,313	—	149,114,720
Liabilities at fair value through profit or loss	1,847,244	—	—	—	—	1,847,244
Derivatives	144,944	—	—	—	—	144,944
Other financial liabilities	4,447,175	101,685	145,916	241,109	365,112	5,300,997
Financing received from the Argentine Central Bank and other financial institutions	725,352	9,620,332	1,079,990	660,801	2,398,649	14,485,124
Unsubordinated negotiable Obligations	—	2,522,707	2,440,731	6,448,873	18,127,380	29,539,691
Subordinated negotiable obligations	—	46,820	27,513	74,026	2,294,627	2,442,986

Economic capital calculation

The Group relies on the following elements that ensure the suitable management of this type of risk:

•

Broad liquidity indicators dashboard, to monitor liquidity levels. Each indicator relies on its relevant threshold and limit, which are monitored on a daily basis by the Risk Area (sending due warnings upon violation cases), on a byweekly basis by the Assets and Liabilities Committee (ALCO) and on a monthly basis by the Integral Risk Committee. Likewise, a weekly report is drawn up and sent to members of the Integral Risk Committee, ALCO and the Board.

•	Indicators that measure the concentration of funding sources, establishing the Group’s risk appetite.
•	Development and monitoring of new liquidity coverage and leverage indicators set by the Argentine Central Bank in compliance with Basle III route map.
•

Different liquidity risk follow-up tools have been added, including a disaggregate assessment of contractual term mismatches and funding concentration reports, by counterparty, product and significant currency. The accuracy of the information required for such reports contributed to the improvement of our Risk Management Information System (MIS).

•

The liquidity coverage ratio is used to assess the Group’s capacity to meet liquidity needs over a 30‑day period within a stress scenario described by the Argentine Central Bank. The follow-up of this indicator is carried out on a daily basis, keeping the Group’s liquidity director and officials updated on its evolution.

•	Permanent monitoring of limit and threshold compliance in virtue of the stable funding ratio (NSFR).
•	Individual stress tests, carried out on a daily basis upon an eventual critical scenario of a sudden withdrawal of deposits and its impact on the minimum cash position and LCR.
•	Regarding contingency plans, the Group follows a policy that ensures the application of its guidelines in stress tests, according to the decision taken by ALCO Committee and Integral Risk Committee.

The Risk management framework described herein enables a suitable liquidity condition; therefore, the Group considers the economic capital estimation unnecessary to cover such risk, as long as the Group’s solvency should not be affected once the stress tests contingency plan have been implemented